                                                                    EXHIBIT 10.1

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                               THIRD AMENDMENT TO
                          LINE OF CREDIT AGREEMENT AND
                   AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS

                                     BETWEEN

                          AGREE LIMITED PARTNERSHIP AND
                            AGREE REALTY CORPORATION

                                       AND

                             MICHIGAN NATIONAL BANK
                    INDIVIDUALLY AND AS AGENT FOR THE LENDERS

                                       AND

                               BANK ONE, MICHIGAN
                                       AND
                        LASALLE BANK NATIONAL ASSOCIATION
                                   AS LENDERS



                           DATED AS OF AUGUST 7, 2000












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





                               THIRD AMENDMENT TO
                            LINE OF CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO LINE OF CREDIT AGREEMENT ("Third Amendment"), dated as of August 7, 2000 ("Third Amendment Closing Date"), is made among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), AGREE REALTY CORPORATION, a Maryland corporation (the "Company"), and MICHIGAN NATIONAL BANK, a national banking association ("MNB"), individually and as Agent for the Lenders ("Agent"), and BANK ONE, MICHIGAN, a Michigan banking corporation, formerly NBD Bank ("NBD"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, formerly LaSalle National Bank ("LaSalle"), as Lenders (such term and other capitalized terms used but not defined in this First Amendment are defined in Section 1 of the Agreement (as defined below)).

                                    RECITALS

         Borrower, the Company and Lenders entered into a Line of Credit Agreement dated as of November 14, 1995 ("Agreement") whereby Lenders made available to Borrower a line of credit loan facility in the maximum amount of $50,000,000. The Agreement has been amended by a First Amendment to Line of Credit Agreement dated August 7, 1997, and a Second Amendment to Line of Credit Agreement dated November 17, 1997. The Line of Credit Agreement and the aforementioned amendments are collectively, the "Agreement."

         Borrower and Lenders now wish to again amend certain terms and provisions of the Agreement.
                                    AGREEMENT

         In consideration of the terms and conditions contained herein, and of any loans, advances, or extensions of credit previously, now or hereafter made to Borrower by the Lenders, the parties hereto hereby agree as follows:

A.       AMENDMENT OF AGREEMENT.

         1.       DEFINED TERMS.

                  (a) The following defined terms and the meanings thereof set forth in Section 1.1 of the Agreement are hereby deleted in their entirety and replaced with the following:

                  "BASE RATE" means, at any particular date, the higher of (i) the Prime Rate, or (ii) two percent (2%) per annum above the Federal Funds Effective Rate, rounded to the nearest 1/4 of 1% (.25%). The determination of the Base Rate by Agent shall be conclusive absent manifest error.

                  "BORDERS CAP RATE", "KMART CAP RATE", "CIRCUIT CITY CAP RATE" and "TBD CAP RATE" means the capitalization rates calculated as (YE x
         WE) + (YD x WD), taking the applicable YE, WT, YD and WD from the chart below:



                               ==================== ==================== =======================   =====================
                                 Borders Cap Rate     Kmart Cap Rate      Circuit City Cap Rate       TBD Cap Rate
============================== ==================== ==================== =======================   =====================
YE (yield requirement on                  8.5%                 9.0%                     9.0%        To be determined
equity component of total                                                                           by Required Lenders
cap rate)
============================== -------------------- -------------------- -----------------------   ---------------------
WE (equity weight factor                   25%                  25%                      25%              25%
expressed as a percent)
============================== -------------------- -------------------- -----------------------   ---------------------
YD (mortgage constant           10 year Treasury     10 year Treasury     10 year Treasury          10 year Treasury
assuming 20 year                Rate + 1.50%         Rate + 2.25%         Rate + 2.00%              Rate + margin to
amortization and following                                                                          be determined by
interest rate)                                                                                      Required Lenders
============================== -------------------- -------------------- -----------------------   ---------------------
WD (debt weight factor                     75%                  75%                      75%              75%
expressed as a percent)
============================== ==================== ==================== =======================   =====================


                  "DRAW PERIOD" shall mean the period commencing on November 14, 1995 expiring on the date which is thirty-six (36) months from the Third Amendment Closing Date.

                  "EXISTING PROPERTIES" has the meaning given such term in the Agreement, but Schedule 2 is replaced by the Schedule 2 attached to this Third Amendment.

         2. AMENDMENT TO SECTION 2.6 (a). Section 2.6(a) of the Agreement is hereby amended by deleting the grid on page 21 thereof and substituting the following grid in its place:



                                         BASE RATE MARGINS AND LIBOR MARGINS
                           =========================================================================================
                                                         DEBT TO CAPITAL VALUE RATIO
====================================================================================================================

DEBT SERVICE COVERAGE       GREATER THAN OR EQUAL TO      GREATER THAN OR EQUAL TO     LESS THAN 60%
RATIO                       67.5%                         60% BUT LESS THAN 67.5%
========================== ----------------------------- ---------------------------- ------------------------------
GREATER THAN OR EQUAL TO    LIBOR Margin = 1.75%          LIBOR Margin = 1.625%        LIBOR Margin = 1.50%
1.55
========================== ----------------------------- ---------------------------- ------------------------------
GREATER THAN OR EQUAL TO    LIBOR Margin = 1.875%         LIBOR Margin = 1.75%         LIBOR Margin = 1.625%
1.35 BUT LESS THAN 1.55
========================== ----------------------------- ---------------------------- ------------------------------
LESS THAN 1.35              LIBOR Margin = 2.125%         LIBOR Margin = 1.875%        LIBOR Margin = 1.75%

========================== ============================= ============================ ==============================


         3. AMENDMENT TO SECTION 2.6(C)(II). Section 2.6(c)(ii)(A) of the Agreement is amended by deleting the same and inserting the following language:

                           ". . . (ii) in respect to each LIBOR Portion, (A) at
             the end of each Interest Period, but if the Interest Period is longer than three (3) months, then at the end of each quarter, . . ."

         4. AMENDMENT TO SECTION 2.14(A). Section 2.14(a) is amended by deleting the parenthetical in the second and third line thereof and substituting as a parenthetical the following language:

         ". . . (based on a year of 360 days)"

and by deleting the grid on page 26 and substituting the following grid:



                                                   NON-USE FEE RATE
                             =======================================================================================
                                                          DEBT TO CAPITAL VALUE RATIO
====================================================================================================================
DEBT SERVICE COVERAGE RATIO        GREATER THAN OR         GREATER THAN OR EQUAL TO           LESS THAN 60%
                                   EQUAL TO 67.5%          60% BUT LESS THAN 67.5%
============================ ---------------------------- --------------------------- ------------------------------

GREATER THAN OR EQUAL TO                .375%                        .25%                         .25%
1.55
============================ ---------------------------- --------------------------- ------------------------------
GREATER THAN OR EQUAL TO                .50%                        .375%                         .25%
1.35 BUT LESS THAN 1.55
============================ ---------------------------- --------------------------- ------------------------------
LESS THAN 1.35                          .50%                         .50%                         .375%
============================ ============================ =========================== ==============================


         5. FURTHER AMENDMENTS TO SECTION 2. New sections are added to Section 2 as follows:


         2.20 Letter of Credit Commitment. Subject to the terms and conditions hereof, until the Maturity Date, Agent agrees to issue or confirm Letters of Credit for the account of Borrower in such form as may from time to time be approved by Agent in favor of such beneficiaries as Borrower shall specify (the "Letters of Credit"); provided that the aggregate face amount of the Letters of Credit outstanding or requested, together with Letters of Credit paid but not reimbursed by Borrower to the extent not an outstanding Advance, shall at no time exceed Five Million and 00/100 Dollars ($5,000,000.00); provided, further, that the aggregate face amount of the Letters of Credit outstanding or requested, when added to the aggregate face amount of all other Letters of Credit outstanding and all amounts from time to time outstanding under the Line of Credit Loan together with Letters of Credit paid but not reimbursed by Borrower to the extent not an Advance, shall not exceed the Borrowing Base. Each Letter of Credit renewed or issued hereunder shall: (i) be denominated in United States Dollars; and (ii) expire on a date which is not more than twelve (12) months from its issuance and at least thirty (30) days' prior to the Line of Credit Loan Maturity Date.

         2.21 Requests for Letters of Credit. Borrower may request issuance of a Letter of Credit from Bank by delivery to Bank of a Request for Letter of Credit executed by an authorized officer of Borrower, subject to the following and to the remaining provisions hereof:

                           (a) Each such request for a Letter of Credit shall
                  set forth the information required on the Request for Letter of Credit form provided by the Agent which form shall include:

                               (i) The proposed date of issuance of the Letter of Credit, which must be a Business Day;

                               (ii)  The amount of the Letter of Credit;

                               (iii) The beneficiary of the Letter of Credit;

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


                               (iv)  The conditions of the Letter of Credit;

                               (v)   The Expiration Date of the Letter of
                  Credit.

                           (b) Each such Request for Letter of Credit shall be
                  delivered to Agent three (3) Business Days prior to the proposed date of issuance of the Letter of Credit;

                           (c) The face amount of the Letter of Credit requested
                  plus the principal amount of all Advances then outstanding, plus the principal amount of all Advances requested but not yet funded, plus the aggregate undrawn portion of any previously issued Letters of Credit which shall still be outstanding as of the date of the Request for Letter of Credit and the aggregate face amount of Letters of Credit requested but not yet issued and the amount of all Letters of Credit paid but not yet reimbursed by Borrower to the extent not an outstanding Advance shall not exceed the Borrowing Base;

         2.22 Reimbursement Obligations of the Banks. Upon issuance of a Letter of Credit by Agent, each Bank shall automatically acquire a risk participation interest in such Letter of Credit based upon its Pro Rata Share. If Agent shall honor a draft or other demand for payment presented or made under any Letter of Credit, Agent shall provide notice thereof to each Bank on the date such draft or demand is honored unless Borrower shall have satisfied its Reimbursement Obligation by payment to Agent on such date. Upon receipt of such notice, each Bank shall forthwith (but in any event, no later than 1:00 p.m. Detroit time on the Business Day of receipt of such notice if such Bank receives such notice by 10:00 a.m. Detroit time on such day; receipt of such notice after 10:00 a.m. Detroit time on any day shall be deemed to be received by 10:00 a.m. Detroit time on the following Business Day), make available to Agent at its principal office, immediately available funds in an amount equal to such Bank's Pro Rata Share of any amount paid or disbursed, or to be paid or disbursed, by Agent to settle its obligations under any draft or other order, instrument or demand drawn or presented under any Letter of Credit.

                  The obligation of each Bank to provide Agent with such Bank's Pro Rata Share of the amount of any payment or disbursement made or to be made by Agent to settle its obligations under any item drawn or presented under any Letter of Credit in accordance with the provisions of the preceding paragraph shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Bank may have or have had against Agent, including without limitation, any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit, or the legality, validity, regularity or enforceability of such Letter of Credit or any defense based on the identity of the transferee of such Letter of Credit or the sufficiency of the transfer if such Letter of Credit is transferable; provided, however, that no Bank shall be obligated to reimburse Agent pursuant to the preceding provisions of this section for any wrongful payment or disbursement made or to be made by Agent under any

         Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Agent or any of its officers, employees or agents.

         2.23 Procedure for Issuance of Letters of Credit. Borrower may from time to time request Agent to issue a Letter of Credit by delivering to Agent's office a properly completed Application. Promptly upon receipt of such documents, Agent shall advise each other Bank thereof. Upon the issuance of each Letter of Credit, Agent shall give the other Banks prompt written notice of such issuance. Agent will process such Application in accordance with its customary procedures, and shall issue such Letter of Credit according to the terms of such Application and this Agreement.

         2.24     Reimbursement Obligations of Borrower.

                  (a) Borrower agrees to reimburse Agent for the total amount of any sums paid by Agent in connection with Letters of Credit, including any drawing or demand under Letters of Credit or any Advance made by Agent in respect of Letters of Credit, and the amount of any taxes, fees, charges or other costs or expenses whatsoever incurred by Agent in connection with any payment made by Agent under, or with respect to, such Letter of Credit (the "Reimbursement Obligation") as set forth in the Application.

                  (b) Payment by Agent of a draw under any Letter of Credit shall be deemed an Advance under the Line of Credit Loan in an amount sufficient to discharge Borrower's Reimbursement Obligation with interest thereon as set forth in this Agreement as of the date of payment. To the extent that Borrower is not eligible for an Advance under the Line of Credit Loan, Borrower shall immediately pay and discharge the Reimbursement Obligation pursuant to the terms of the Application and this Agreement.

                  (c) Borrower's Reimbursement Obligations with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall remain in full force and effect until all Obligations of Borrower to the Banks hereunder shall have been satisfied, and such Obligations shall not be affected, modified or impaired upon the happening of any event, including without limitation, any of the following, whether or not with notice to, or the consent of, the Borrower:

                           (i) Any lack of validity or enforceability of any
                  Letter of Credit, Application or any documentation relating to any Letter of Credit or to any transaction related in any way to such Letter of Credit (the "Letter of Credit Documents");

                           (ii) Any amendment, modification, waiver, consent, or
                  any substitution, exchange or release of or failure to perfect any interest in collateral or security, if any, with respect to any of the Letter of Credit Documents;

                           (iii) The existence of any claim, setoff, defense or
                  other


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



                  right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent or any Bank or any other person or entity, whether in connection with any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions; and

                           (iv) Any draft or other statement or document
                  presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided, however, that Borrower shall have no Reimbursement Obligation for any wrongful payment or disbursement made or to be made under any Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of Agent or any of its officers, employees or agents.

                  No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which the Borrower has or may have against the beneficiary of any Letter of Credit shall be available hereunder to Borrower against the Agent or any Bank.

                  2.25     Fees.

                           (a) Letter of Credit Fees. Borrower agrees to pay or
                  reimburse Agent upon demand, for the account of each Bank, a letter of credit fee for the issuance of such Letter of Credit to be divided by the Banks in accordance with their Pro-Rata Shares equal to 1/4 of 1 percent multiplied by the face amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date upon which such Letter of Credit expires or is terminated, including all periods during which such Letter of Credit is renewed, and such other normal and customary fees, costs and expenses as are incurred or charged by Agent from time to time in issuing and effecting payment under or administering any Letter of Credit (including, without limitation, amendment fees and transfer fees, if any) and including a fee for Agent for each Letter of Credit or renewal of 12.5 basis points.

         5. AMENDMENT TO SECTION 5.16. Section 5.16 is amended by deleting the numerals $23,092,200" and substituting the numerals "$49,674,070".

         6. AMENDMENTS TO SCHEDULES 3, 4 AND 8. In connection with the Third Amendment, all properties listed on Schedule 3 are deleted therefrom. Such properties having been moved to Schedule 2 and are now Existing Properties. Schedules 4 and 8 are revised as attached.

C.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents, warrants, covenants and agrees that as of the Third Amendment Closing Date, after giving effect to the consummation of the transactions contemplated by this Third Amendment:

         1. AUTHORITY. Each of Borrower and the Company has full power, authority and legal right to enter into the applicable Third Amendment Documents. The execution, delivery and performance by Borrower and the Company of the applicable Third Amendment Documents:

                  (a) have been duly authorized by all necessary partnership or corporate action, as applicable, of Borrower and the Company;

                  (b) do not and will not, by lapse of time, the giving of notice or otherwise, contravene the terms of Borrower's or the Company's respective partnership agreement or certificate, articles of incorporation or bylaws or of any indenture, agreement or undertaking to which Borrower or the Company is a party or by which Borrower or Guarantor is or any of their respective property are bound;

                  (c) do not and will not require any governmental consent, registration or approval;

                  (d) do not and will not, by lapse of time, the giving of notice or otherwise, contravene any material contractual or governmental restriction to which Borrower or the Company, or any of their respective property may be subject; and

                  (e) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower or the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower or the Company is a party or by which Borrower or the Company or any of their respective property may be bound or affected.

         2. BINDING EFFECT. Each of the Third Amendment Documents is the legal, valid and binding obligation of Borrower and the Company, as appropriate, and is enforceable against Borrower and the Company, as appropriate, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

         3. AGREEMENT REPRESENTATIONS AND WARRANTIES. The warranties and representations of Borrower contained in the Agreement and the other Loan Documents are true, correct and complete on and as of the Third Amendment Closing Date, to the same extent as though made on and as of that date, and taking into account any revised Exhibits attached to this Third Amendment.

         4. SCHEDULES. The Schedules to the Agreement remain true, correct and complete on and as of the Third Amendment Closing Date except to the extent that Revised Schedules are attached to this Third Amendment, in which case such revised Schedules are true, correct and complete on and as of the Third Amendment Closing Date.

         5. DEFAULT. Upon closing of the Third Amendment transaction, no Event of Default or Default has occurred and is continuing.

D.       CONDITIONS TO CLOSING.

         In addition to those conditions set forth elsewhere in the Agreement, the obligations of Lenders under this Third Amendment are conditioned upon (a) the fulfillment, in a manner satisfactory to Lenders on or before the Third Amendment Closing Date, of each of the following terms and conditions or (b) the delivery on or before the Third Amendment Closing Date, duly executed, in form and substance satisfactory to Lenders (and their counsel) of the following documents, as the case may be:

         1. THIRD AMENDMENT DOCUMENTS.

            (a) Third Amendment. Borrower and the Company shall have executed and delivered this Third Amendment to Agent.

            (b) Borrower's Certificate. Borrower shall have executed and delivered the Borrower's Certificate in the form attached hereto as Exhibit D.

            (c) Revised Schedules. Borrower shall have delivered the revised Schedules to Agent.

            (d) Other Agreements. Borrower shall have executed and delivered to Agent such other agreements and documents in connection with the Loan as Agent may request in form and substance satisfactory to Agent and its counsel.

         2. OPINION OF COUNSEL. Agent shall have received a legal opinion, dated the Third Amendment Closing Date, from counsel to Borrower, in form and substance satisfactory to Agent and its counsel, that, among other things, this Third Amendment and any other Third Amendment Agreements have been duly authorized, executed and delivered by Borrower and the Company and are valid and enforceable in accordance with their terms, subject to bankruptcy and equitable principles.

         3. ORGANIZATIONAL DOCUMENTS. Agent shall have received (i) with respect to the Company, the certificate of incorporation of the Company, as amended, modified or supplemented to the Third Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State, together with a good standing certificate from such Secretary of State, and (ii) with respect to Borrower, the agreement of limited partnership of Borrower, as amended, modified or supplemented to the Third Amendment Closing Date, certified to be true, correct and complete by a general partner of Borrower, together with a copy of the certificate of limited partnership of Borrower, as amended, modified or supplemented to the Third Amendment Closing Date, certified to be true, correct and complete by the appropriate Secretary of State.

         4. CERTIFIED RESOLUTIONS, ETC. Agent shall have received a certificate of the secretary or assistant secretary of the Company and dated the Third Amendment Closing Date, certifying (i) the names and true signatures of the incumbent officers of the Company authorized to sign the applicable Third Amendment Agreements, (ii) the by-laws of the Company as in effect on the Third Amendment Closing Date, (iii) the resolutions of the Company's board of directors approving and authorizing the execution, delivery and performance of all Third Amendment Agreements executed by the Company, and (iv) that there have been no changes in the certificate of incorporation of such Person since the date of the most recent certification thereof by the appropriate Secretary of State.

         5. LIEN SEARCH REPORTS. Agent shall have received satisfactory (i.e., showing no Liens other than Permitted Liens) UCC searches, together with tax lien, judgment and litigation searches conducted in the appropriate jurisdictions by a search firm acceptable to Agent with respect to the Properties, Borrower, and the Company as Agent shall require (collectively, the "UCC Searches").

         6. CERTIFICATION AS TO COVENANTS. Agent shall have received a certification by the Company, individually and as general partner of Borrower together, with other evidence satisfactory to Agent that, as of the Third Amendment Closing Date, the financial covenants set forth in the Agreement are satisfied and that, as of the Third Amendment Closing Date, there is no Default or Event of Default under the Agreement.

         7. ADDITIONAL MATTERS. Agent shall have received such other certificates, opinions, documents and instruments relating to the Third Amendment transaction as may have been reasonably requested by Agent, and all corporate and other proceedings and all other documents and all legal matters in connection with the Third Amendment transaction shall be satisfactory in form and substance to Agent.

         8. FEES. Borrower shall have paid to Agent for distribution to the Banks in accordance with their Pro Rata Shares a fee of $250,000 for this Third Amendment plus the attorney fees and costs of Agent in connection with this Third Amendment.

E.       AMENDMENT AND AFFIRMATION OF LOAN DOCUMENTS.

         1. AMENDMENT OF CERTAIN LOAN DOCUMENTS. Any references to, or definitions of, the Agreement or Loan Agreement in any of the Loan Documents are amended hereby to mean the Agreement or Loan Agreement as heretofore, hereby and hereafter amended, modified or supplemented.

         2. AFFIRMATION OF LOAN DOCUMENTS. Borrower and the Company acknowledge and affirm that (i) the Loan Documents, as amended by the Third Amendment Agreements and Section E(1) of this Third Amendment, are enforceable against the Borrower and the Company, as applicable, and remain in full force and effect and shall be unamended, unchanged and unmodified, except as specifically set forth in the Third Amendment Agreements and Section E(1) of this Third Amendment; (ii) the Guaranty and the Collateral shall continue to secure and/or guaranty the repayment of Borrower's Obligations, whether or not Borrower's Obligations were contemplated by Borrower, the Company or Lenders at the time of the execution of the Loan Documents; and (iii) the security interests and liens granted to Lenders by Borrower under the Loan Documents remain valid first perfected security interests and liens.

G.       MISCELLANEOUS.

         1. SECTION TITLES. The section titles contained in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

         2. PARTIES. Whenever in this Third Amendment reference is made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of the Borrower, the Company, Agent and Lenders.

         3. REFERENCES. Any reference to the Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Third Amendment shall be deemed to include this Third Amendment unless the context shall otherwise require.

         4. CONTINUED EFFECTIVENESS. Notwithstanding anything contained herein, the terms of this Third Amendment are not intended to and do not serve to effect a novation as to the Agreement. The parties hereto expressly do not intend to extinguish the Agreement; instead, it is the express intention of the parties hereto to reaffirm Borrower's Obligations created under the Agreement, as amended by this Third Amendment.

         5. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         6. EFFECTIVENESS. This Third Amendment shall become effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Agent.

         7. RELEASE OF CLAIMS; LIMITATION OF LIABILITY. In consideration of the Lenders entering into this Third Amendment, Borrower and the Company do each hereby release and discharge Agent and each Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which Borrower or the Company have against the Agent and each Lender through the date of this Third Amendment. Borrower and the Company confirm to Agent and the Lenders that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Third Amendment and each acknowledge and agree that Agent and each Lender is relying upon this release in entering into this Third Amendment. No claim may be made by Borrower, the Company, or any other Person against Agent or any Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Agreement or any other Transactions, or any act, omission or event occurring in connection therewith; and Borrower and the Company hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         8. ENTIRE AGREEMENT. This Third Amendment, the exhibits and schedules attached hereto, and the other Third Amendment Agreements represent the entire agreement between the parties hereto relating to the Third Amendment and may not be altered or modified in any respect, except upon the execution by the parties hereto of a written document or instrument so providing.



(Signatures contained on following page)

         IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first above written.

                                      AGREE LIMITED PARTNERSHIP,
                                      a Delaware limited partnership

                                      By:      AGREE REALTY CORPORATION, its
                                               sole general partner, a Maryland
                                               corporation

                                               By:  /s/ RICHARD AGREE
                                                    -----------------
                                                        Name:  Richard Agree
                                                        Title: President

                                      AGREE REALTY CORPORATION,
                                      a Maryland corporation

                                      By:  /s/ RICHARD AGREE
                                           -----------------
                                               Name:  Richard Agree
                                               Title: President

                                      MICHIGAN NATIONAL BANK,
                                      a national banking association, as Agent and as Lender

                                      By:  /s/ SHEILA E. MAPLES
                                           --------------------
                                               Name:  Sheila E. Maples
                                               Title: Vice President

                                      BANK ONE, MICHIGAN,
                                      a Michigan banking corporation, as Lender

                                      By:  /s/ STEVEN J. MAHR
                                           ------------------
                                               Name:  Steven J. Mahr
                                               Title: First Vice President

                                      LASALLE BANK NATIONAL ASSOCIATION,
                                      a national banking association, as Lender

                                      By:  /s/ JOHN C. HEIN
                                           ----------------
                                               Name:  John C. Hein
                                               Title: Senior Vice President

                               REVISED SCHEDULE 2

                              EXISTING PROPERTIES
                               THIRD AMENDMENT TO
                            LINE OF CREDIT AGREEMENT

===============================  ===========================

           PROPERTY                      LOCATION

-------------------------------  ---------------------------

Borman Center                     Roseville, MI
-------------------------------  ---------------------------
Grayling Plaza                    Grayling, MI
-------------------------------  ---------------------------
Iron Mountain Plaza               Iron Mountain, MI
-------------------------------  ---------------------------
Ironwood Commons                  Ironwood, MI
-------------------------------  ---------------------------
Oscoda Plaza                      Oscoda, MI
-------------------------------  ---------------------------
Capital Plaza                     Frankfort, KY
-------------------------------  ---------------------------
West Frankfort Plaza              West Frankfort, IL
-------------------------------  ---------------------------
19225 Biscayne Blvd.              Borders #83
Aventura, Fl
-------------------------------  ---------------------------
4545 Kenny                        Borders #2
Columbus, Ohio 43220
-------------------------------  ---------------------------
Mall Blvd. at Oxford Blvd.        TGI Friday
Monroeville, Pennsylvania 15146
-------------------------------  ---------------------------
132nd and Maple                   Borders #133
Omaha, Nebraska 68114
-------------------------------  ---------------------------
Mall Blvd. at Oxford Blvd.        Borders #143
Monroeville, Pennsylvania 15146
-------------------------------  ---------------------------
900 State Street                  Borders #129
Santa Barbara, California 93107
-------------------------------  ---------------------------
1715 N. Rock Road                 Borders #122
Wichita, Kansas 67213
-------------------------------  ---------------------------
I-35 and Main Street              Borders #108
Norman, OK
-------------------------------  ---------------------------
Boynton Festive Center            Circuit City
Boynton Beach, FL
-------------------------------  ---------------------------